SECURITIES AND EXCHANGE COMMISSION


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


     Date of report (date of earliest event reported): October 23, 2007
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                                  BENIHANA INC.
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             (Exact name of registrant as specified in its charter)


         Delaware                      0-26396                    65-0538630
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(State or other jurisdiction         (Commission              (I.R.S. Employer
      of incorporation)              File Number)            Identification No.)


8685 Northwest 53rd Terrace, Miami, Florida                            33166
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 (Address of principal executive offices)                            (Zip Code)

       Registrant's telephone number, including area code: (305) 593-0770
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                                      None
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           Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17CFR230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17CFR240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR240.13e-4(c))

     Item 2.02 Results of Operations and Financial Condition
               ---------------------------------------------

     On October 23, 2007, the Registrant issued a press release announcing its sales results for the second fiscal quarter ended October 14, 2007. A copy of the press release is included with this Report as Exhibit 99.1.

     Item 9.01 Financial Statements and Exhibits
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     (c)  Exhibit 99.1. Press Release of Benihana Inc. dated October 23, 2007.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                       BENIHANA INC.



Dated: October 23, 2007                                By: /s/ Jose I. Ortega
                                                       -------------------------
                                                       Jose I. Ortega
                                                       Vice President of Finance